                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)  March 9, 1998


                               DAVOX CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 ______________________________________________
                 (State or other jurisdiction of incorporation)

        0-15578                                                02-0364368
-------------------------                           ----------------------------
(Commission File Number)                                     (IRS Employer
                                                          Identification No.)


            6 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS  01886
            -------------------------------------------------------
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:

                                 (978) 952-0200
                                 --------------
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ITEM 5.  OTHER EVENTS.

On March 9, 1998, Davox Corporation ("Davox") entered into an Agreement and Plan of Merger dated as of March 9, 1998 among Davox, Duke Acquisition Corporation, a direct, wholly-owned subsidiary of Davox ("DAC") and AnswerSoft, Inc. ("AnswerSoft"), providing for the merger (the "Merger") of DAC with and into AnswerSoft with AnswerSoft surviving as a wholly-owned subsidiary of Davox.

This Current Report on Form 8-K is being filed to disclose and make publicly available certain pro forma financial information giving effect to the Merger and certain historical financial information of AnswerSoft.

The information contained in the press release of Davox dated March 10, 1998 attached as Exhibit 99.3 is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired.  None.
     -----------------------------------------

(b)  Pro Forma Financial Information.  None.
     -------------------------------

(c)    Exhibits.
       ---------

         Exhibit No.      Description
         -----------      -----------
            23.1          Consent of Ernst & Young LLP
            99.1          Pro Forma Combined Condensed Financial Data of Davox
                          Corporation and AnswerSoft, Inc.
            99.2          Historical Consolidated Financial Statements of
                          AnswerSoft, Inc.
            99.3          Press Release of Davox Corporation announcing the
                          Merger

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DAVOX CORPORATION


                                     By:  /s/ John J. Connolly
                                         ----------------------------------
                                          John J. Connolly
                                          Vice President, Finance,
                                          Chief Financial Officer and Treasurer
                                          (Principal Financial and Accounting
                                          Officer)

Dated:  March 17, 1998


                                     - 3 -
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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.   Description                                 Page No. in
-----------   -----------                                 Sequentially
                                                          Numbered Copy
                                                          -------------
   23.1       Consent of Ernst & Young LLP
   99.1       Pro Forma Combined Condensed Financial
              Data of Davox Corporation and
              AnswerSoft, Inc.
   99.2       Historical Consolidated Financial
              Statements of AnswerSoft, Inc.
   99.3       Press Release of Davox Corporation
              announcing the Merger

                                     - 4 -